UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2023
Date of Report (Date of earliest event reported)

Flotek Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13270	90-0023731
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
8846 N. Sam Houston Parkway W.,
Houston, TX 77064
(Address of principal executive office and zip code)

(713) 849-9911
(Registrant’s telephone number, including area code)

(Not applicable)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $0.0001 par value	FTK	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.

On February 1, 2023, Flotek Chemistry, LLC (“Flotek Chemistry”), a wholly owned subsidiary of Flotek Industries, Inc. (the “Company”), entered into an amendment (“Amendment No. 2”) to the Chemical Products Supply Agreement between Flotek Chemistry and ProFrac Services, LLC (“ProFrac”) dated February 2, 2022, as amended (the “Supply Agreement”). Amendment No. 2 has an effective date of January 1, 2023. Pursuant to Amendment No. 2, the Parties agree (1) to a ramp-up period from January 1, 2023 to May 31, 2023 for ProFrac to increase the number of active fleets to 30 fleets, (2) that the order shortfall payment accrued prior to January 1, 2023 is waived for that period, (3) to add additional fees to certain products, and (4) to provide margin increases based on revenue percentages from non-ProFrac customers. The Company believes the net present value of the economic benefit attributable to Amendment No. 2 will exceed the value of the order shortfall payments that would have been received for the period from April 1, 2022 through December 31, 2022.

Certain affiliates of ProFrac are holders of the Company’s 10% Convertible PIK Notes and Prefunded Warrants as described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022.

The foregoing description of Amendment No. 2 does not purport to be complete and is qualified by reference to the complete text thereof. Amendment No. 2 is filed herewith as Exhibit 10.1 and is incorporated herein by reference. The Supply Agreement was filed as Exhibit 10.3 to the Company's Current Report on Form 8-K filed on February 4, 2022, and is incorporated herein by reference. Amendment No. 1 to the Supply Agreement dated May 17, 2022 was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 18, 2022 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements set forth in this Current Report on Form 8-K constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of tile Securities Exchange Act of 1934) regarding the Company’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Forward-looking statements include, but are not limited to, statements regarding the anticipated performance under the Amendment No. 2 to the Supply agreement, as amended, the amount of the potential backlog or value thereof, the consideration for the Amendment No. 2, the economic benefit attributable to the Amendment No. 2, among others. Although forward-looking statements in this press release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the “Risk Factors” section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect, any event or circumstance that may arise after the date hereof.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits.

Exhibit Number	Description
10.1	*Amendment No. 2 to Chemical Supply Agreement dated February 1, 2023

* Certain identified information has been excluded from this exhibit because it is not material and is the type that the Company customarily treats as private and confidential. Redacted information is indicated by [***].

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOTEK INDUSTRIES, INC.

Date: February 6, 2023	/s/ Bond Clement
	Name:	Bond Clement
	Title:	Chief Financial Officer